Exhibit 10.22


                                                                          Final

                    DATED 10 0CTOBER 2003






                    GE COMMERCIAL DISTRIBUTION FINANCE LIMITED (1)

                    and

                    COMSTOR LIMITED                            (2)




                    ---------------------------------------------
                    SUPPLEMENTAL DEED
                    ---------------------------------------------






Hammonds
7 Devonshire Square Cutlers Gardens London EC2M 4YH DX 136546 Bishopsgate 2 Telephone +44 (0)870 839 0000 Fax +44 (0)870 839 1001

Offices  and  Associated   Offices  Aosta  Berlin   Birmingham   Brussels
Hong Kong  Leeds  London  Madrid  Manchester  Milan  Munich  Paris  Rome  Turin

Website  www.hammonds.com

Reference  GM//DEU.5-32
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                                    CONTENTS

1    DEFINITIONS AND INTERPRETATION......................................     1

2    COVENANT TO PAY.....................................................     2

3    CHARGING PROVISIONS.................................................     2

4    AMENDMENTS TO SCHEDULE 2 OF THE DEBENTURE...........................     2










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THIS DEED is made the 10 Day of October 2003 by COMSTOR LIMITED ("Company")
registered in England and Wales with number 02898318 in favour of GE COMMERCIAL DISTRIBUTION FINANCE LIMITED (formerly Deutche Financial Services (UK) Limited) (the "Security Holder").

INTRODUCTION

A This Deed is supplemental to a Debenture dated 30 January 2002 between the Company and the Security Holder a copy of which is attached as the Appendix to this Deed (the "Debenture").

B This Deed amends one of the provisions of the Debenture which save for such amendment shall remain in full force and effect.

THIS DEED WITNESSES THAT:

1    DEFINITIONS AND INTERPRETATION

1.1  Debenture Definitions

     Terms defined in the Debenture shall bear the same meanings when used in this Deed unless the context otherwise requires.

1.2  Interpretation

     In this Deed references to:

     (a) "Security Holder" and "Company" include their respective transferees, successors and assigns;

     (b)  "this security" means the security created by this Deed;

     (c) clauses and the Appendix are to clauses of and the Appendix to this Deed;

     (d) any agreement or document (including this Deed) include the same as may have been or may from time to time be varied, amended, supplemented, substituted, novated or assigned.

1.3  Effect as a Deed

     The parties to this Deed intend it to take effect as a deed notwithstanding that Security Holder may have executed it under hand only.

1.4  Incorporation of Debenture

     The provisions of clauses 2 to 19 (inclusive) to the Debenture in Schedules 1, 3, 4, 5 and 6 of and to the Debenture shall be incorporated in this Deed as if expressly set out in this Deed (save that references therein to "this deed" and the "Financing Agreements" shall be read and construed as including this Deed and the Financing Agreements, as such term is amended by this Deed respectively) and the Company shall comply with all of its obligations thereunder.


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1.5  Third Party Rights

     This Deed is not intended to confer any rights or benefits on any person who is not a party to this Deed other than a Receiver. A person who is not a party to this Deed (or a Receiver) may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

2    COVENANT TO PAY

     The Company agrees with the Security Holder to pay the Security Holder the Secured Monies which shall be due, owing and payable to the Security Holder in accordance with the terms of the Financing Agreements or any of them.

3    CHARGING PROVISIONS

     The Company, with full title guarantee, now gives the charges set out in clause 2.1 of the Debenture in favour of the Security Holder as security for the payment of the Secured Monies as if they were set out in this Deed subject to the amendments to Schedule 2 to the Debenture (amending the definition of "Financing Agreements" as set out in clause 4 of this Deed).

4    AMENDMENTS TO SCHEDULE 2 OF THE DEBENTURE

     The parties hereby agree that Schedule 2 to the Debenture shall be amended so that:

     (a) the date appearing in paragraph 3 of Schedule 2 shall be amended to read "December 23, 1997"; and

     (b) a new paragraph 6 shall be inserted after paragraph 5 of Schedule 2 as follows:

          "6. Guarantee and Indemnity dated 10 October 2003 between (1) Comstor Limited and (2) the Security Holder in respect of the obligations of Westcon Group European Operations Limited."

IN WITNESS whereof this deed has been duly executed as a deed by the Company and signed by the Security Holder and is intended to be and is delivered on the date set out on the first page of this Deed.



EXECUTED as a deed by COMSTOR LIMITED
acting by two directors or a director and its secretary:

Director
Signature                      : /s/ Alan Marc Smith
Name                           : Alan Marc Smith


Director/Secretary
Signature                      : /s/ Annamarie Porcaro
Name                           : Annamarie Porcaro


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SIGNED by GE COMMERCIAL DISTRIBUTION
FINANCE EUROPE limited by:

Authorised Signatory
Signature                      : /s/ Steven Geerlinger
Name                           : Steven Geerlinger






                  THE
                  APPENDIX



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